                                                                  Exhibit 99.3
                                                                  Execution Copy

                            CONTRIBUTION AGREEMENT


                                 BY AND AMONG


                            BOSTON PROPERTIES, INC;


                    BOSTON PROPERTIES LIMITED PARTNERSHIP;


                      THREE EMBARCADERO CENTER WEST; AND


                     THOSE PERSONS (OTHER THAN PRUDENTIAL)
                      LISTED ON EXHIBIT A ATTACHED HERETO

                               TABLE OF CONTENTS

                                   ARTICLE I

 Section 1.1. Definitions................................................ 2


                                  ARTICLE II

 Section 2.1 Contribution................................................ 4


                                  ARTICLE III

DUE DILIGENCE/CONDITION OF 3ECW BUILDING................................. 4

 Section 3.1 Transferee Parties' Inspections and Due Diligence........... 4
 Section 3.2 Property Sold "As Is........................................ 5


                                  ARTICLE IV

REPRESENTATIONS AND WARRANTIES AS TO THE PROPERTY AND
THE 3ECW BUILDING........................................................ 9

 Section 4.1 General Statement..........................................  9
 Section 4.2 Attribution................................................ 10
 Section 4.3 Representations and Warranties
             Re: 3ECW Business and 3ECW Building........................ 10
 Section 4.4 Qualifications to Representations and Warranties........... 12
 Section 4.5 Due Formation, Etc......................................... 12


                                   ARTICLE V

REPRESENTATIONS AND WARRANTIES AS TO 3ECW PARTNERS...................... 13

 Section 5.1 General Statement.......................................... 13
 Section 5.2 Attribution................................................ 13
 Section 5.3 Due Organization; Authorization; Other Matters............. 13
 Section 5.4 Securities Laws............................................ 14


                                  ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY........................ 15

 Section 6.1 General Statement.......................................... 15
 Section 6.2 Attribution................................................ 15
 Section 6.3 Representations and Warranties
             Re: Public Company Business and Operations................. 15
 Section 6.4 Due Organization, Etc. of Public Company................... 18

                                  ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF INVESTOR.............................. 18

 Section 7.1 General Statement.......................................... 18
 Section 7.2 Attribution................................................ 18
 Section 7.3 Representations and Warranties
             Re: Investor Business and Operations....................... 19
 Section 7.4 Due Formation, Etc. of Investor............................ 20


                                  ARTICLE VIII

LIMITATIONS............................................................. 20

 Section 8.1 Limitations................................................ 20


                                   ARTICLE IX

COVENANTS............................................................... 21

 Section 9.1 Confidentiality............................................ 21
 Section 9.2 Public Statements.......................................... 22
 Section 9.3 Survival................................................... 22


                                   ARTICLE X

CLOSING................................................................. 23

 Section 10.1 Closing Deliveries........................................ 23
 Section 10.2 3ECW Contribution Value; Allocations...................... 24
 Section 10.3 Apportionment Credit...................................... 24
 Section 10.4 Delayed Adjustment........................................ 25
 Section 10.5 Survivability............................................. 25
 Section 10.6 Closing Costs............................................. 25


                                   ARTICLE XI

BREACH, DEFAULT, LIABILITY LIMITS....................................... 25

 Section 11.1 Rights of Investor and Public Company..................... 25
 Section 11.2 Rights of 3ECW and 3ECW Partners.......................... 27


                                  ARTICLE XII

MISCELLANEOUS........................................................... 27

 Section 12.1  Expenses................................................. 28
 Section 12.2  Amendment................................................ 28
 Section 12.3  Notices.................................................. 28
 Section 12.4  Waivers.................................................. 29
 Section 12.5  Counterparts............................................. 29
 Section 12.6  Interpretation........................................... 29
 Section 12.7  Governing Law............................................ 29
 Section 12.8  Assignment............................................... 29
 Section 12.9  No Third Party Beneficiaries............................. 29

 Section 12.10 Further Assurances....................................... 30
 Section 12.11 Severability............................................. 30
 Section 12.12 Remedies Cumulative...................................... 30
 Section 12.13 Entire Understanding..................................... 30
 Section 12.14 Consent to Jurisdiction and Service of Process........... 30
 Section 12.15 Waiver of Jury Trial..................................... 30

Exhibit A  -  List of 3ECW Partners

Exhibit B  -  Investor Agreement

Exhibit C  -  Registration Rights Agreement

Exhibit D  -  Title Commitment

Exhibit E  -  Tax Reporting Agreement

Exhibit F  -  Assignment of Partnership Interest

Exhibit G  -  Existing Mortgages

                            CONTRIBUTION AGREEMENT

     This CONTRIBUTION AGREEMENT (this "AGREEMENT"), is made and entered into as of November 12, 1998, by and among BOSTON PROPERTIES, INC., a Delaware corporation ("PUBLIC COMPANY"), BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("INVESTOR"), THREE EMBARCADERO CENTER WEST, a California limited partnership ("3ECW"), and the Partners in 3ECW on the date of the Transaction Agreement and listed on Exhibit A attached hereto
                                         ---------
(the "3ECW PARTNERS").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, this Agreement is hereby executed, and the transactions described herein are being consummated concurrently with certain other transactions, pursuant to (and in accordance with) that certain Master Transaction Agreement dated as of September 28, 1998, by and among The Prudential Insurance Company of America, PIC Realty Corporation, certain persons listed on Exhibit A attached thereto, ECIP, 3ECW, Fedmark Corporation, Pacific Property Services, L.P., Investor and Public Company (the "TRANSACTION AGREEMENT") (all initially capitalized terms used herein without definition shall have the meanings given such terms in the Transaction Agreement);

     WHEREAS, the 3ECW Partners own, collectively, all of the interests in 3ECW (other than those owned by Prudential) listed on Exhibit A attached hereto , and the 3ECW Partners desire to contribute to Investor their respective partnership interests in 3ECW as listed on Exhibit A solely in exchange for Investor Preferred Units (as defined below), all on the terms and conditions described herein;

     WHEREAS, concurrently with the Closing of the transactions described in this Agreement, Investor is amending and restating its partnership agreement by executing a Certificate of Designation to such Partnership Agreement which creates a class of Series Two Preferred Units, substantially in the form attached hereto as Exhibit B (the "INVESTOR AGREEMENT") and admitting the 3ECW
                   ---------
Partners as additional Limited Partners of Investor with the number of Series Two Preferred Units determined herein ; and

     WHEREAS, concurrently with the consummation of the transactions contemplated by this Agreement, Public Company and the 3ECW Partners, among others, are executing a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT").
                   ---------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1.  DEFINITIONS.  In addition to the terms defined in the
                   -----------
Transaction Agreement and elsewhere in this Agreement, the following terms shall have the meanings set forth herein for the purposes of the transactions described in this Agreement:

     "BUILDING MAXIMUM LIABILITY AMOUNT" has the meaning set forth in

Section 11.1(a).
------- -------

     "BUSINESS DAY" means any day of the year other than Saturday, Sunday or any other day on which banks located in Boston, Massachusetts are authorized to close for business.

     "CLOSING" has the meaning set forth in Section 10.1(a).
                                            ---------------

     "CLOSING DATE" has the meaning set forth in Section 10.1(a).
                                                 ---------------

     "CONFIDENTIAL MATERIAL" has the meaning set forth in Section 9.1(a).
                                                          --------------

     "CONTRACTS" has the meaning set forth in Section 4.3(f).
                                              --------------

     "DOCUMENTS" has the meaning set forth in Section 3.1(a).
                                              --------------

     "3ECW" has the meaning given such term in the Introductory Paragraph.

     "3ECW BUILDING" means the building commonly known as Embarcadero Center West, having an address at 275 Battery Street, San Francisco, California.

     "3ECW CONTRIBUTION VALUE" has the meaning set forth in Section 10.2.
                                                            ------------

     "3ECW EXISTING DEBT BALANCE" shall mean the total unpaid balance (including all principal and accrued and unpaid interest) of all Existing Mortgages secured by 3ECW on the Closing Date and the Three ECW Swap Notes and the Three ECW I/P Loans.

     "3ECW KNOWLEDGE PARTY" has the meaning set forth in Section 4.2.
                                                         -----------

     "3ECW PARTIES" " has the meaning given such term in the Introductory Paragraph.

     "3ECW PARTNERS' WARRANTIES" has the meaning set forth in Section 3.2(a).
                                                              --------------
has the meaning set forth in Section 3.2(a).
                             --------------

     "3ECW PARTNERS KNOWLEDGE PARTIES" has the meaning set forth in Section 5.2.
                                                                    -----------

     "3ECW PARTNERS" means those persons listed on Exhibit A hereto.
                                                   ---------

     "3ECW VALUE" has the meaning set forth in Section 10.2.
                                               ------------

     "ENCUMBRANCE DOCUMENTS" has the meaning set forth in Section 4.3(i).
                                                          --------------

     "EXISTING MORTGAGES" means those certain mortgages described on Exhibit G annexed hereto.

     "HAZARDOUS MATERIALS" means any substance, chemical, waste or material that is or becomes regulated by any federal, state or local governmental authority because of its toxicity, infectiousness, radioactivity, explosiveness, ignitability, corrosiveness or reactivity, including, without limitation, asbestos or any substance containing more than O.1 percent asbestos, the group of compounds known as polychlorinated byphenyls, flammable explosives, oil, petroleum or other refined petroleum product.

     "INVESTOR" has the meaning given such term in the Introductory Paragraph.

     "INVESTOR AGREEMENT" has the meaning given such term in the preamble.

     "INVESTOR KNOWLEDGE PARTIES" has the meaning set forth in Section 7.2.
                                                               -----------

     "INVESTOR PREFERRED UNITS" means the Series Two Preferred Units as set forth in the Investor Agreement.

     "LIMITATION DATE" has the meaning set forth in Article VIII.
                                                    ------------

     "PERMITTED EXCEPTIONS" means the Permitted Exceptions as defined in the Transaction Agreement pertain to the Building owned by 3ECW.

     "PROPERTY" means the 3ECW Partners' partnership interests in 3ECW as reflected in the 3ECW Partnership Agreement as of the date of the Transaction Agreement.

     "PROVIDING PARTY" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "PUBLIC COMPANY" has the meaning given such term in the Introductory Paragraph.

     "PUBLIC COMPANY KNOWLEDGE PARTIES" has the meaning set forth in

Section 6.2.
-----------

     "RECEIVING PARTY" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "REGISTRATION RIGHTS AGREEMENT" has the meaning given such term in the preamble.

     "REPRESENTATIVES" has the meaning set forth in Section 9.1(a).
                                                    --------------

     "SECURITIES" means, as applicable, the Shares, and the Investor Preferred Units that may be issued pursuant to the Investor Agreement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means the shares of the Public Company's common stock, $0.01 par value per share.

     "TAX RETURN" means any return, report or other document or information required to be supplied to a taxing authority in connection with Taxes.

     "TAXES" means all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, withholding, social security, occupation, use, service, license, payroll, franchise, transfer and recording taxes, fees and charges, imposed by the United States, or any state, local or foreign government or subdivision or agency thereof, whether computed on a separate, consolidated, unitary, combined or any other basis; and such terms shall include any interest, fines, penalties or additional amounts attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

     "TRANSACTION AGREEMENT" has the meaning given such term in the preamble.

     "TRANSFEREE PARTIES" has the meaning set forth in Section 3.2(b)(i).
                                                       -----------------

     "TRANSFEREE PARTY-COVERED CLAIMS" has the meaning set forth in Section
                                                                    -------
3.2(b)(i).
---------
                                   ARTICLE II

                                  CONTRIBUTION
                                  ------------

          SECTION 2.1  CONTRIBUTION.  Subject to the terms and conditions set
                       ------------
     forth in this Agreement, the 3ECW Partners are concurrently herewith contributing to Investor (and Investor is accepting) the Property in exchange for an aggregate number of Investor Preferred Units equal to (i) the aggregate percentage interest of the 3ECW Partners times (ii) the 3ECW Contribution Value, divided by (iii) $50. Each 3ECW Partner's contribution is being made in exchange for a number of Investor Preferred Units equal to
     (A) the ratio of such Partner's percentage interest in 3ECW, as set forth on Exhibit A to Exhibit F hereto, to the aggregate percentage interests in 3ECW of all the 3ECW Partners times (B) such aggregate number of Investor Preferred Units. The 3ECW Partners acknowledge that the first quarterly distribution paid by Investor with respect to the Investor Preferred Units shall be with be with respect to such quarterly distribution period ending Nov. 16, 1998 and shall be prorated based on the number of days, commencing at 12:01 AM on the Closing Date, during such period for which such Units are outstanding.


                                  ARTICLE III

                   DUE DILIGENCE/CONDITION OF 3ECW BUILDING
                   ----------------------------------------

     SECTION 3.1  TRANSFEREE PARTIES' INSPECTIONS AND DUE DILIGENCE.
                  -------------------------------------------------

               (A)  Due Diligence Approval.  Investor and Public Company each
                    ----------------------
     hereby acknowledges and agrees that, as of the date of the execution of this Agreement, it has been given the full opportunity to review, inspect and investigate all of the files known or made available to Investor maintained by PPS on behalf of 3ECW and PPS relating to the Property, and 3ECW Building that it deems necessary to review (the "DOCUMENTS"), and has had an opportunity to conduct a thorough review, investigation, and inspection of the physical (including, without limitation, the seismic load bearing capabilities), environmental, economic, and legal conditions of the 3ECW Building, the laws, regulations, covenants, conditions, and restrictions affecting or governing the use or operation of 3ECW, the 3ECW Building, or the Property, the rentable square footage of the 3ECW Building, and all other matters which a prudent buyer of partnership interests in a partnership that owns directly or indirectly commercial real property should review, inspect or investigate in the course of a due diligence review, and Investor and Public Company has each approved the condition of 3ECW, the 3ECW Building, and the Property and the results of such review, inspection and investigation.

               (B)  Indemnity.  Investor and Public Company shall each
                    ---------
     indemnify, protect, defend, and hold harmless 3ECW (and each of the 3ECW Partners) from and against any and all claims, demands, causes of action, losses, damages and liabilities, including, without limitation, personal injuries and property damage, and shall immediately discharge any liens and encumbrances, arising out of acts or omissions of Investor, Public Company or any of their agents, contractors, or representatives, committed on or about any of the 3ECW Building in the course of any such Person's due diligence reviews, inspections and investigations, including, without limitation, claims, demands, causes of action, losses, damages and liabilities on the part of the tenants and lessees alleging breach of a Lease as a result of any such Person's acts or omissions.

               (C)  Survivability.  The terms and provisions of this Section 3.1
                    -------------                                    -----------
     shall survive the Closing.

     SECTION 3.2  PROPERTY SOLD "AS IS".
                  ---------------------

               (A)  "As Is, Where Is, With All Faults".  INVESTOR AND PUBLIC
                    ----------------------------------
     COMPANY EACH ACKNOWLEDGES AND AGREES THAT : (i) EXCEPT FOR THE EXCLUDED LIABILITIES, THE PROPERTY (AND THE RESULTING INTEREST IN THE 3ECW BUILDING) IS SOLD, AND BUYER ACCEPTS THE PROPERTY (AND ITS CORRESPONDING INTEREST IN THE 3ECW BUILDING) ON THE DATE HEREOF, "AS IS, WHERE IS, WITH ALL FAULTS";
     (ii) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE 3ECW PARTIES SET FORTH IN ARTICLES 4 AND 5, RESPECTIVELY TOGETHER WITH THE REPRESENTATIONS
              ----------     -
     OF EACH 3ECW PARTNER IN ANY CLOSING DOCUMENT IT DELIVERS PURSUANT TO
     SECTION 10.1 (HEREIN COLLECTIVELY CALLED THE "3ECW PARTNERS' WARRANTIES"), NONE OF 3ECW, THE 3ECW PARTNERS, THEIR RESPECTIVE SALES AGENTS, NOR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF 3ECW OR THE 3ECW PARTNERS, THEIR COUNSEL, BROKERS, OR SALES AGENTS, NOR ANY OTHER PERSON RELATED IN ANY WAY TO ANY OF THE FOREGOING (ALL OF WHICH PERSONS ARE HEREIN COLLECTIVELY CALLED THE "3ECW PARTIES") HAVE OR SHALL BE DEEMED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES

     (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) TO INVESTOR OR PUBLIC COMPANY WITH RESPECT TO 3ECW, THE PROPERTY OR THE 3ECW BUILDING, ANY MATTER SET FORTH, CONTAINED OR ADDRESSED IN ANY DOCUMENTS REVIEWED BY INVESTOR OR PUBLIC COMPANY (INCLUDING, BUT NOT LIMITED TO, THE ACCURACY AND COMPLETENESS THEREOF) OR THE RESULTS OF INVESTOR'S AND PUBLIC COMPANY'S DUE DILIGENCE INVESTIGATIONS; AND (iii) INVESTOR AND PUBLIC COMPANY EACH HAS CONFIRMED INDEPENDENTLY ALL INFORMATION THAT IT CONSIDERS MATERIAL TO ITS ACQUISITION OF THE PROPERTY (AND THE RESULTING INTEREST IN THE 3ECW BUILDING) AND THE TRANSACTIONS CONTEMPLATED HEREBY. INVESTOR AND PUBLIC COMPANY EACH HEREBY SPECIFICALLY ACKNOWLEDGES THAT, EXCEPT FOR THE 3ECW PARTNERS' WARRANTIES, IT IS NOT RELYING ON (AND EACH OF THE 3ECW PARTIES
                                 ---
     DOES HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, FROM ANY OF THE 3ECW PARTIES, AS TO: (1) THE OPERATION OF THE PROPERTY, 3ECW AND 3ECW BUILDING OR THE INCOME POTENTIAL, USES, OR MERCHANTABILITY OR FITNESS OF ANY PORTION OF THE PROPERTY OR 3ECW BUILDING FOR A PARTICULAR PURPOSE; (2) THE PHYSICAL CONDITION OF THE 3ECW BUILDING OR THE CONDITION OR SAFETY OF THE 3ECW BUILDING OR ANY IMPROVEMENTS THEREON; (3) THE PRESENCE OR ABSENCE, LOCATION OR SCOPE OF ANY HAZARDOUS MATERIALS IN, AT, OR UNDER THE 3ECW BUILDING; (4) THE ACCURACY OF ANY STATEMENTS, CALCULATIONS OR CONDITIONS STATED OR SET FORTH IN 3ECW'S OR PPS'S BOOKS AND RECORDS CONCERNING THE PROPERTY AND/OR THE 3ECW BUILDING OR SET FORTH IN ANY OF THE 3ECW PARTNERS' OFFERING MATERIALS WITH RESPECT TO THE PROPERTY, 3ECW AND/OR THE 3ECW BUILDING; (5) THE DIMENSIONS OF THE 3ECW BUILDING OR THE ACCURACY OF ANY FLOOR PLANS, SQUARE FOOTAGE, LEASE ABSTRACTS, SKETCHES, REVENUE OR EXPENSE PROJECTIONS RELATED TO THE 3ECW BUILDING; (6) THE OPERATING PERFORMANCE, THE INCOME AND EXPENSES OF THE PROPERTY AND/OR 3ECW BUILDING OR THE ECONOMIC STATUS OF THE PROPERTY AND/OR 3ECW BUILDING; (7) THE ABILITY OF INVESTOR AND PUBLIC COMPANY TO OBTAIN ANY AND ALL NECESSARY GOVERNMENTAL APPROVALS OR PERMITS FOR THE INTENDED USE AND DEVELOPMENT OF THE 3ECW BUILDING; AND (8) THE LEASING STATUS OF THE 3ECW BUILDING OR THE INTENTIONS OF ANY PERSONS WITH RESPECT TO THE NEGOTIATION AND/OR EXECUTION OF ANY LEASE FOR ANY PORTION OF THE 3ECW BUILDING. INVESTOR AND PUBLIC COMPANY EACH FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE 3ECW PARTNERS' WARRANTIES, THE 3ECW PARTIES ARE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURES OR INQUIRY REGARDING ANY MATTER WHICH MAY BE KNOWN TO ANY OF THE 3ECW PARTIES.

               (B)  Release and Indemnity.  INVESTOR'S AND PUBLIC COMPANY'S
                    ---------------------
     RELEASE AND INDEMNITY:

               (i) INVESTOR AND PUBLIC COMPANY EACH HEREBY ASSUMES ALL RISKS WITH RESPECT TO THE PROPERTY (AND ITS RESULTING INTEREST IN THE 3ECW BUILDING), KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED, EXCEPTING ONLY THE EXCLUDED LIABILITIES (AS DEFINED IN SECTION 3.2 (b)
     (ii) BELOW). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 3.2(b)(ii) BELOW WITH RESPECT TO EXCLUDED LIABILITIES AND SECTION 3.2(b)(iii) BELOW WITH RESPECT TO THE 3ECW PARTIES' WARRANTIES, INVESTOR, PUBLIC COMPANY AND THEIR AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, "TRANSFEREE PARTIES"), SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS THE 3ECW PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY ANY OF THE 3ECW PARTIES ARISING OUT OF OR RELATING TO THE PROPERTY AND/OR THE 3ECW BUILDING , INCLUDING, WITHOUT LIMITATION, THE PHYSICAL, ENVIRONMENTAL, ECONOMIC, LEGAL OR OTHER CONDITION OF THE 3ECW BUILDING, INCLUDING, WITHOUT LIMITATION, ANY SUCH CLAIMS OR LIABILITIES RELATING TO THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE 3ECW BUILDING, OR FOR, CONNECTED WITH OR ARISING AFTER THE DATE HEREOF OUT OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON CERCLA (COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, 42 U.S.C. (S)(S)9601 ET SEQ., AS AMENDED BY SARA [SUPERFUND AMENDMENT AND REAUTHORIZATION ACT OF 1986] AND AS MAY BE FURTHER AMENDED FROM TIME TO TIME), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, 42 U.S.C. (S)(S)6901 ET SEQ., OR ANY RELATED CLAIMS OR CAUSES OF ACTION OR ANY OTHER FEDERAL OR STATE BASED STATUTORY OR REGULATORY CAUSES OF ACTION FOR ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE 3ECW BUILDING (HEREINAFTER "TRANSFEREE PARTY-COVERED CLAIMS").

               (ii) NOTWITHSTANDING THE FOREGOING, THE TERM "TRANSFEREE PARTY COVERED CLAIMS' SHALL EXCLUDE, AND INVESTOR SHALL NOT ASSUME, ANY AND ALL OBLIGATIONS

     AND LIABILITIES ("EXCLUDED LIABILITIES') ARISING FROM OR IN CONNECTION WITH THE USE, OWNERSHIP OR OPERATION OF THE PROPERTY AND/OR 3ECW BUILDING ACCRUING PRIOR TO THE CLOSING DATE OTHER THAN (A) OBLIGATIONS AND LIABILITIES ASSUMED IN WRITING BY INVESTOR AND PUBLIC COMPANY IN CONNECTION WITH THE LEASES AND/OR CONTRACTS AND ALL OTHER OBLIGATIONS AND LIABILITIES THAT THE INVESTOR EXPRESSLY ASSUMES IN WRITING AT OR PRIOR TO THE CLOSING,
     (B) OBLIGATIONS AND LIABILITIES FOR WHICH INVESTOR HAS RECEIVED A PRORATION CREDIT PURSUANT TO EXHIBIT V OF THE TRANSACTION AGREEMENT, AND (C) OBLIGATIONS AND LIABILITIES RELATING IN ANY WAY TO THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE 3ECW BUILDING OTHER THAN ANY CLAIMS MADE BY ,OR CAUSES OF ACTION BROUGHT BY, ANY THIRD PARTY UNRELATED TO INVESTOR OR PUBLIC COMPANY OR ANY OF THEIR AFFILIATES WHERE THE INJURY OR DAMAGE GIVING RISE TO SUCH CLAIM OR CAUSE OF ACTION AROSE OR OCCURRED DURING THE PERIOD PRIOR TO THE CLOSING DATE.

               (ii) TRANSFEREE PARTIES EACH HEREBY GENERALLY AND FULLY RELEASE THE 3ECW PARTIES FROM ANY AND ALL STATEMENTS OR OPINIONS HERETOFORE MADE, OR INFORMATION FURNISHED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, BY THE 3ECW PARTIES TO ANY OF THE TRANSFEREE PARTIES, EXCEPT FOR THE 3ECW PARTNERS' WARRANTIES; AND FROM ANY AND ALL TRANSFEREE PARTY-COVERED CLAIMS, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED.

               WITH RESPECT TO THE RELEASES AND WAIVERS CONTAINED IN THIS

     SUBSECTION 3.2(b)(ii), THE TRANSFEREE PARTIES EXPRESSLY WAIVE THE
     ---------------------
     BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

               INVESTOR AND PUBLIC COMPANY HAS EACH BEEN ADVISED BY ITS LEGAL COUNSEL AND UNDERSTANDS THE SIGNIFICANCE OF THIS WAIVER OF
     SECTION 1542 RELATING TO UNKNOWN, UNSUSPECTED AND CONCEALED CLAIMS.
     BY ITS

     INITIALS BELOW, EACH OF INVESTOR AND PUBLIC COMPANY ACKNOWLEDGES THAT IT FULLY UNDERSTANDS, APPRECIATES, AND ACCEPTS ALL OF THE TERMS OF THIS SUBSECTION 3.2(b)(ii).
     ---------------------

                                    _________________________
                                    Investor's Initials

                                    _________________________
                                    Public Company's Initials


               (iv) NOTWITHSTANDING THE FOREGOING, THE 3ECW PARTNERS SHALL BE SOLELY LIABLE FOR, AND SHALL INDEMNIFY, DEFEND (AND CONTROL THE RESOLUTION OF ), PROTECT AND HOLD HARMLESS INVESTOR AND PUBLIC COMPANY FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES) AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, RELATING TO BODILY INJURY, DEATH, PROPERTY DAMAGE, ECONOMIC LOSS, OR OTHER DAMAGES SUFFERED BY 3ECW OR THE PROPERTY ARISING OUT OF OR RELATING TO THE EXCLUDED LIABILITIES.

          (C)  Provisions Material.  Investor and Public Company each
               -------------------
  acknowledges and agrees that the provisions of this Article 3 were a
                                                      ---------
  material factor in the acceptance of the 3ECW Contribution Value by the 3ECW Partners and, while the 3ECW Partners have made the Documents available to Investor and Public Company and cooperated with Investor and Public Company in their due diligence investigations and inspections, the 3ECW Partners are unwilling to contribute the Property unless the 3ECW Parties are expressly released as set forth in Subsection 3.2(b)(ii).
                                                 ---------------------

            (D)  Survivability.  Notwithstanding anything to the contrary
                 -------------
  herein, the provisions of this Section 3.2 shall survive the Closing and
                                 -----------
  shall not be merged in any contribution of the Property.

                                   ARTICLE IV

    REPRESENTATIONS AND WARRANTIES AS TO THE PROPERTY AND THE 3ECW BUILDING
    -----------------------------------------------------------------------

     SECTION 4.1  GENERAL STATEMENT.  The 3ECW Partners make the representations
                  -----------------
and warranties with respect to the Property and the 3ECW Building to Investor and Public Company which are set forth in this Article IV. All representations
                                               ----------
and warranties set forth in Section 4.3 shall survive the Closing (and none
                            -----------
shall merge into any instrument of conveyance) for the period of time set forth in Article VIII and shall be subject to the limitations of Section 11.1
   ------------                                            ------------

(provided, however, that the representations in Section 4.3(a), (b) and (c)
                                                ---------------------------
shall not be subject to the Building Maximum Liability Amount in Section 11.1 or
                                                                 ------------
the $43,000,000 limitation of Section 12.1.2 of the Transaction Agreement) ,and all representations and warranties set forth in Section 4.5 hereof shall,
                                                -----------
subject to the limitations of Section 11.1, survive the Closing (and none shall
                              ------------
merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. All Representations and warranties are made as of the date of this Agreement.


     SECTION 4.2  ATTRIBUTION.  For purposes of this Agreement, the words
                  -----------
"knowledge of 3ECW" or "3ECW's knowledge" shall mean the actual and not constructive knowledge of Richard E. Salomon, President of Fedmark Corporation, the general partner of 3ECW, Thomas Hendrian and John Syage of PPS and John Treice of Prudential Insurance Company of America (the "3ECW KNOWLEDGE PARTY"). The 3ECW Knowledge Party shall have no liability of any kind in their capacity as a 3ECW Knowledge Party. Any fact, matter or other statement shall not be deemed to be within the knowledge of 3ECW or 3ECW's knowledge unless the 3ECW Knowledge Party has actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by the 3ECW Partners under Section 4.5 below are intended to be absolute in nature and
                    -----------
are not limited by the knowledge or attribution limitations of this Section 4.2.
                                                                    -----------

     SECTION 4.3  REPRESENTATIONS AND WARRANTIES RE: 3ECW BUSINESS AND 3ECW
                  ---------------------------------------------------------
BUILDING.  The 3ECW Partners hereby severally (and not jointly) represent and
--------
warrant to Investor except as set forth on any Schedule attached hereto and
                                               --------
referred to below and Public Company that:

               (A) The execution and delivery of this Agreement and the other documents to be executed by 3ECW in connection herewith, and the consummation of the transactions described in this Agreement and such documents do not require, to the knowledge of 3ECW, the consent or approval of any governmental authority, nor to 3ECW's knowledge does the execution and delivery of this Agreement and the other documents to be executed by 3ECW in connection herewith violate, in any way material to the transactions described herein, any contract or agreement to which 3ECW is a party or (to the knowledge of 3ECW) any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to 3ECW, and this Agreement and all documents to be executed by 3ECW in connection with the transactions described herein constitute the legal, valid and binding obligations of 3ECW.

               (B) To 3ECW's knowledge, 3ECW is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage (other than the Existing Mortgages), debenture, note or other instrument under the terms of which performance by 3ECW in accordance with the terms and provisions of this Agreement will be a default or an event of acceleration, or grounds for termination, and whereby such default, acceleration or termination would reasonably be expected to have a material adverse effect on the timely performance by 3ECW under this Agreement and the other documents to be executed by 3ECW in connection herewith, nor does the execution of this Agreement or the other documents to be executed by 3ECW in connection herewith, or the consummation of the transactions contemplated hereby and thereby, violate the partnership agreement of 3ECW or constitute a breach thereunder.

               (C)  3ECW has no employees.

               (D)  To 3ECW's knowledge, except as listed on Schedule 4.3(d),
                                                             ---------------
     3ECW has not received any written notice of pending or threatened litigation, judgment, arbitration, investigation or proceeding against 3ECW or the 3ECW Building that, if determined adversely, would reasonably be expected to have a material adverse effect on the operation, use or value of 3ECW or 3ECW Building or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, nor has 3ECW received any explicit oral notice of any such threatened litigation, judgment, arbitration, investigation or proceeding.

               (E)  To 3ECW's knowledge, except as listed on Schedule 4.3(e),
                                                            ---------------
     there are no Claims or liabilities affecting 3ECW or 3ECW Building that have not been previously disclosed in writing to Investor, Public Company or any of their Affiliates which would be binding upon Investor after Closing and have a material adverse effect on the operation, use or value of 3ECW or 3ECW Building or on Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

               (F)  To 3ECW's knowledge, except as listed on Schedule 4.3(f),
                                                            ---------------
     3ECW has not received any written notice from any governmental authority of any special assessment, pending condemnation, and to 3ECW's knowledge 3ECW is not in violation and has not received notice of violation of any zoning, building, fire, or health code, statute, ordinance, rule or regulation applicable to the 3ECW Building that would reasonably be expected to have a material adverse effect on the operation, use or value of the 3ECW Building or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement.

               (G) To 3ECW's knowledge, neither 3ECW nor any other Person has entered into any written equipment leases, service contracts or other such contracts or agreements affecting 3ECW or 3ECW Building which will remain in effect after the Closing Date and which will be binding upon Investor after the Closing Date and which are not terminable or cancelable upon thirty (30) days notice (collectively, "CONTRACTS") other than those listed on Exhibit 4.3(g) attached hereto.
        --------------

               (H) To 3ECW's knowledge, the only Leases which will encumber the 3ECW Building after the Closing are listed on Exhibit 4.3(h) attached
                                                   --------------
     hereto.

               (I) To 3ECW's knowledge, there are no agreements affecting the 3ECW Building with third parties for the provision of leasing brokerage services or under which leasing commissions would become due from and after the Closing, except as set forth on Schedule 4.3(i).
                                         ---------------

               (J) To 3ECW's knowledge, 3ECW is not in default and has not received any written notice of any defaults under the terms of any of the Contracts, Leases or Encumbrance Documents that would have a material adverse effect on the use, operation or value of 3ECW or 3ECW Building after the Closing or on the Investor's ability to obtain any financing necessary to close the transactions contemplated by this Agreement, except as set forth on Exhibit D and Schedule 4.3(j). As used herein, the term
                     ---------     ---------------
     "ENCUMBRANCE DOCUMENTS" shall mean, collectively, all mortgages, deeds of trust, easements and other material agreements appurtenant to or burdening the 3ECW Building.

               (K) To 3ECW's knowledge, no rent or other amounts (other than security deposits) have been prepaid under any of the Leases, Contracts or Encumbrance Documents more than thirty (30) days in advance of the due dates thereof, except as set forth on Schedule 4.3(k) or, in the case of
                                           ---------------
     contracts, the proration schedule attached to Exhibit V of the Transaction Agreement (which will be provided on the date required).


     SECTION 4.4  QUALIFICATIONS TO REPRESENTATIONS AND WARRANTIES.  To the
                  ------------------------------------------------
extent that any of the representations or warranties of the 3ECW Partners under

Section 4.3 are known to Investor, Public Company or any of their Affiliates to
-----------
be inaccurate on the Closing Date and Investor nevertheless closes the transactions contemplated by this Agreement, such representation(s) and warranty(ies) shall be deemed modified to the extent of such known inaccuracy and the 3ECW Partners shall not be deemed in breach of the representation or warranty. Notwithstanding anything to the contrary stated or implied herein and in furtherance of the foregoing provisions of this Section 4.4, the 3ECW
                                                   -----------
Partners shall have no liability for or with respect to any representation or warranty (or breach thereof) from and after the Closing if, prior to the Closing, the Investor, Public Company or any of their Affiliates discovers or learns of information (from whatever source, including, without limitation, 3ECW, the 3ECW Partners or any of their employees), or any reports, instruments or other documentation which were reviewed by or made available for review by Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby (including, without limitation, any reports, surveys, and other due diligence documentation procured independently by Investor, Public Company or any of their Affiliates in connection with the transactions contemplated hereby) contain information that contradicts such representation and warranty, or renders such representation and warranty untrue or incorrect.


     SECTION 4.5  DUE FORMATION, ETC. 3ECW is a limited partnership duly formed
                  ------------------
and existing under the laws of the State of California and is not insolvent, and has all necessary power and authority to execute and deliver this Agreement and all documents executed by it in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of 3ECW. 3ECW is not a Person other than a United States Person within the meaning of the Code and the transactions contemplated herein are not subject to the withholding provisions of section 3406 or subchapter A of Chapter 3 of the Code.

                                   ARTICLE V

               REPRESENTATIONS AND WARRANTIES AS TO 3ECW PARTNERS
               --------------------------------------------------


     SECTION 5.1  GENERAL STATEMENT.  Each of the 3ECW Partners, singly and not
                  -----------------
jointly, hereby makes the representations and warranties to Investor and Public Company which are set forth in this Article V. All representations and
                                    ---------
warranties set forth in Article 5 shall, subject to the limitations of Section
                        ---------                                      -------
11.1, survive the Closing (and none shall merge into any instrument of
----
conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of the 3ECW Partners are made as of the date of this Agreement.


     SECTION 5.2  ATTRIBUTION.  For purposes of this Agreement, the words
                  -----------
"knowledge of 3ECW Partners" or "3ECW Partners' knowledge" shall mean the actual and not constructive knowledge of the particular 3ECW Partners, its Affiliates and its officers, agents and employees in the context used (the "3ECW PARTNERS KNOWLEDGE PARTIES") and shall not be construed to refer to the knowledge of any other 3ECW Partners or any other 3ECW Partner's Affiliates, officers, agents or employees or to impose or have imposed upon any 3ECW Partners any duty to investigate the matters to which such knowledge, or absence thereof, pertains. Any fact, matter or other statement shall not be deemed to be within the knowledge of the 3ECW Partners or 3ECW Partners' knowledge unless the 3ECW Partners Knowledge Parties for such 3ECW Partners have actual knowledge of such fact, matter or other statement.


     SECTION 5.3  DUE ORGANIZATION; AUTHORIZATION; OTHER MATTERS.  Each 3ECW
                  ----------------------------------------------
Partner hereby, singly and not jointly, represents and warrants to Public Company and Investor solely as to itself as a 3ECW Partner as follows:

               (A) Such 3ECW Partner is, if it is other than an individual, duly organized or formed, is validly existing and is in good standing under the laws of its jurisdiction of organization, and is qualified to do business and in good standing in all jurisdictions where such qualification is necessary to carry on its business as now conducted, except where the failure to so qualify would not have a material adverse effect on the ability of such 3ECW Partner to perform its obligations under this Agreement.

               (B) Such 3ECW Partner has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

               (C) Such 3ECW Partner has, and will contribute to Investor at the Closing, full, unencumbered title to its interest in 3ECW delivered concurrently herewith.

               (D) The execution, delivery and performance by such 3ECW Partner of this Agreement has been duly and validly approved by all necessary partnership, corporate or other applicable action and no other actions or proceedings on the part of such 3ECW Partner or its shareholders, partners or other 3ECW Partners, are necessary to authorize this Agreement and the transactions contemplated hereby and thereby. No consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any other Person (including, without limitation, the other 3ECW Partners) is required to be made, obtained, or given in connection with the execution, delivery, and performance of this Agreement by such

     3ECW Partner, except where the failure to do so would not have a material adverse effect on such execution, delivery or performance. This Agreement constitutes, and any other documents to be executed by such 3ECW Partner pursuant to this Agreement when executed will constitute, legal, valid and binding obligations of such 3ECW Partner, enforceable against such 3ECW Partner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

               (E) The execution and delivery of this Agreement, and the performance by such 3ECW Partner under this Agreement, do not and will not conflict with or result in a breach of (with or without the passage of time or notice or both) the terms of any of such 3ECW Partner's constituent documents (if any), any judgment, order or decree of any governmental authority binding on such 3ECW Partner, and, to such 3ECW Partner's knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority. Except as may be provided in the Existing Mortgages, the execution, delivery and performance by such 3ECW Partner under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, the partnership agreement of 3ECW or any other agreement or instrument to which such 3ECW Partners is a party or by which such 3ECW Partner is bound.

               (F) Such 3ECW Partner, if other than an individual, is organized and, to such 3ECW Partner's knowledge, has conducted its business in accordance with all applicable laws, to the extent applicable, the failure or the violation of which could reasonably be expected to have a material adverse effect on the ability of such 3ECW Partner, in its individual capacity, to execute, deliver or perform under this Agreement or to consummate the transactions contemplated hereby.


     SECTION 5.4   SECURITIES LAWS.  Subject to the provisions of this
                   ---------------
Agreement, each 3ECW Partner hereby represents and warrants that such 3ECW Partner is acquiring the Investor Preferred Units for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act. Such 3ECW Partner understands that the Investor Preferred Units (and, subject to the Registration Rights Agreement, the Shares issuable upon exchange thereof) will not be registered under the Securities Act or any state securities laws, will be offered and sold pursuant to exemptions therefrom and cannot be resold without registration thereunder or exemption therefrom. Such 3ECW Partner represents that it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Investor Preferred Units (and the Shares that may be issued in lieu of redemption thereof). Such 3ECW Partner has the ability to bear the economic risk of acquiring the Investor Preferred Units. Such 3ECW Partner has been supplied with, or had access to, information to which a reasonable Investor would attach significance in making investment decisions, including, but not limited to, all information as it has requested, to answer all of its inquiries about Public Company, and to enable it to make its decision to acquire the

Investor Preferred Units (and the Shares that may be issued in lieu of redemption thereof). The Securities shall, if represented by certificates, contain a prominent legend with respect to the foregoing restrictions. Such 3ECW Partner represents and warrants that he, she or it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.


                                   ARTICLE VI

                REPRESENTATIONS AND WARRANTIES OF PUBLIC COMPANY
                ------------------------------------------------


     SECTION 6.1  GENERAL STATEMENT.  Public Company hereby makes the
                  -----------------
representations and warranties to each 3ECW Partner which are set forth in this

Article VI.  All representations and warranties set forth in Sections 6.3 and
----------                                                   ------------
6.4 shall survive the Closing (and none shall merge into any instrument of
---
conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Public Company are made as of the date of this Agreement.


     SECTION 6.2  ATTRIBUTION.  For purposes of the representations and
                  -----------
warranties of Public Company set forth in this Article VI only, the words "knowledge of Public Company" or "Public Company's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "PUBLIC COMPANY KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Public Company or Public Company's knowledge unless the Public Company Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Public Company under Section 6.4 below are intended to be
                                        -----------
absolute in nature and are not limited by the knowledge or attribution limitations of this Section 6.2.
                    -----------


     Section 6.3  REPRESENTATIONS AND WARRANTIES RE: PUBLIC COMPANY BUSINESS AND
                  --------------------------------------------------------------
OPERATIONS.  Public Company hereby represents and warrants as follows:
----------

               (A) Public Company is organized and, to Public Company's knowledge, has conducted its business in accordance with applicable laws, to the extent applicable, the failure or the violation of which could reasonably be expected to have a material adverse effect on the results of operations of the Public Company.

               (B) There are no actions, suits or proceedings pending and, to Public Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby, the issuance of the Shares (including the Shares that may be issued in lieu of redemption of Investor Preferred Units), any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Public Company. As of the date hereof, there is no action or suit against Public Company pending or threatened by any Person which would reasonably be expected to have a material and adverse effect on Public Company.

               (C) The Public Company has filed with the Securities and Exchange Commission (the "Commission") all reports required by the Exchange Act to be filed by the Company (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). As of their respective filing dates (or if amended, revised or superseded by a subsequent filing with the Commission, then on the date of such subsequent filing), the SEC Documents complied in all material respects with the requirements of the Securities Act or the exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The consolidated financial statements of Public Company included in all SEC Documents, including any amendments thereto, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Since the most recently filed SEC Document, there has not occurred or arisen any change in or event affecting Public Company that has had or would reasonably be expected to have a material adverse effect on the results of operations of Public Company.

               (D) No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Public Company and none is presently contemplated except that this representation shall not apply to any merger of another entity with and into Public Company that meets the criteria of Section 251(f) of the Delaware General Corporation Law for consummating a merger without a vote of stockholders.

               (E) As of the date of this Agreement, the authorized capital securities of Public Company consists of Preferred Stock, $.01 par value, 50,000,000 Shares authorized, none issued or outstanding, Excess Stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding, and 250,000,000 Shares of common stock, $0.01 par value per share, of which 63,526,785 Shares are currently issued and outstanding. Except as contemplated pursuant to this Agreement, and except for (i) any Shares that may be issued in lieu of redemption of outstanding units of limited partnership in Investor and (ii) any Shares or units of limited partnership in Investor which may be issued in accordance with agreements that have been described in or filed with the SEC Filings or otherwise disclosed on
     Schedule 6.3(e), there are no securities convertible or exchangeable for Shares or any rights or options to subscribe for or purchase any Shares or securities convertible or exchangeable for Shares. All of the outstanding Shares have been duly and validly authorized and issued and are fully paid and non-assessable. All of the outstanding Shares have been issued in compliance with all applicable federal and state securities laws.

               (F) The Shares (including the Shares issuable upon exchange of Investor Preferred Units) issuable hereunder, when issued in accordance with the provisions of this Agreement and the Investor Agreement, will be duly and validly authorized and issued and will be fully paid and non-assessable. Neither Public Company, Investor nor any person acting on their behalf has taken or will take any action which would subject the issuance of the Investor Preferred Units to the 3ECW Partners to the registration requirements of
     Section 5 of the Securities Act.

               (G)  Except as provided in Schedule 6.3(g), Public Company has no
                                          ---------------
     obligation (contingent or other) to purchase, redeem or otherwise acquire any of its Shares or any interest therein or to pay any dividend or make any other distribution in respect thereof (except for any distribution that was declared prior to the date hereof and not paid on or before the date hereof). Public Company has authorized and reserved for issuance a sufficient number of Shares to satisfy its obligations under this Agreement and the Investor's Investor Agreement.

               (H) Public Company has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Public Company have been paid (whether or not shown on a Tax Return). All Taxes which Public Company is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Public Company except for statutory liens for Taxes not yet due.

               (I) Public Company has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Public Company is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Public Company, threatened against it, including claims by any taxing authority in a jurisdiction where Public Company does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

               (J) Public Company is organized and has operated from its commencement through the date hereof in such a manner so as to qualify for taxation as a real estate investment trust under the Code, and Public Company intends to operate in such a manner so as to qualify and to continue to so qualify as a real estate investment trust.

               (K) Public Company does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.

     SECTION 6.4  DUE ORGANIZATION, ETC. OF PUBLIC COMPANY.
                  ----------------------------------------

     (A) Public Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign corporation under the laws of the State of California, and has all necessary power, corporate and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Public Company in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite corporate action on the part of Public Company. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Public Company in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the shareholders of Public Company or, to the knowledge of Public Company, the consent or approval of any governmental authority, nor, to the knowledge of Public Company, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Public Company is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Public Company, and this Agreement and all documents and other instruments to be executed and delivered by Public Company in connection herewith constitute the legal, valid and binding obligations of Public Company.

     (B) Public Company is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Public Company according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Public Company, according to the terms of this Agreement, may be prohibited, prevented or delayed.

                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR
                   ------------------------------------------


     SECTION 7.1  GENERAL STATEMENT.  Investor hereby makes the representations
                  -----------------
and warranties to each 3ECW Partner which are set forth in this Article VII.
                                                                -----------
All representations and warranties set forth in Sections 7.3 and 7.4 shall
                                                ------------     ---
survive the Closing (and none shall merge into any instrument of conveyance) for the period of any relevant statute of limitations therefor. Representations and warranties of Investor are made as of the date of this Agreement.


     SECTION 7.2  ATTRIBUTION.  For purposes of the representations and
                  -----------
warranties of Public Company set forth in this Article VII only, the words "knowledge of Investor" or "Investor's knowledge" shall mean the actual and not constructive knowledge of Mortimer Zuckerman, Edward Linde and Thomas O'Connor (collectively, the "INVESTOR KNOWLEDGE PARTIES"). Any fact, matter or other statement shall not be deemed to be within the knowledge of Investor or Investor's knowledge unless the Investor Knowledge Parties, or any of them, have actual knowledge of such fact, matter or other statement. Notwithstanding the foregoing, the representations and warranties made by Investor under Section 7.4
                                                                     -----------
below are intended to be absolute in nature and are not limited by the knowledge or attribution limitations of this Section 7.2.
                                   -----------


     SECTION 7.3  REPRESENTATIONS AND WARRANTIES RE: INVESTOR BUSINESS AND
                  --------------------------------------------------------
OPERATIONS.  Investor hereby represents and warrants as follows:
----------

               (A) Investor is organized and, to Investor's knowledge, has conducted its business in accordance with all applicable laws, to the extent applicable, the failure or the violation of which would reasonably be expected to have a material adverse effect on the results of operations of Investor.

               (B) There are no actions, suits or proceedings pending and, to Investor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others, which would reasonably be expected to either (i) question the validity of this Agreement or the consummation of the transactions contemplated hereby or the issuance of the Investor Preferred Units contemplated hereby, any other agreements contemplated hereby or any actions taken pursuant to any of the foregoing or (ii) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of Investor. As of the date hereof, there is no material action or suit against Investor pending or threatened by any Person.

               (C) No proceeding or other action has been commenced or undertaken relating to the dissolution or merger of Investor (except in connection with an acquisition of property for Units in which Investor is the surviving party in the merger) and none is presently contemplated.

               (D) Investor has duly and timely filed with the appropriate governmental authorities all Tax Returns required to be filed by it for all periods ending on or prior to the Closing Date, except to the extent of any Tax Return for which an extension of time for filing has been properly filed. Each such Tax Return is true and correct in all material respects. All Taxes owed by Investor have been paid (whether or not shown on a Tax Return). All Taxes which Investor is required by law to withhold or collect, including, without limitation, Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, partner, or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of Investor except for statutory liens for Taxes not yet due.

               (E) Investor has not filed for an extension of a statute of limitations with respect to any Taxes and no governmental authorities have requested an extension of the statute of limitations with respect to any Taxes. Investor is not a party to any pending action or any formal or informal proceeding by any taxing authority for a deficiency, assessment or collection of Taxes, and no claim of any deficiency, assessment or collection of Taxes has been asserted or, to the knowledge of Investor, threatened against it, including claims by any taxing authority in a jurisdiction where Investor does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

               (F) Investor is not, and will not become, a "publicly traded partnership" within the meaning of Section 7704 of the Code.

               (G) Investor does not hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101.


     SECTION 7.4  DUE FORMATION, ETC. OF INVESTOR.  Investor is a limited
                  -------------------------------
partnership duly formed and in good standing under the laws of the State of Delaware, is (or prior to the Closing will be) duly qualified and in good standing as a foreign limited partnership under the laws of the State of California, and has all necessary power, partnership and otherwise, to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by Investor in connection herewith and to perform all its obligations hereunder and thereunder. This Agreement has been duly authorized by all requisite partnership action on the part of Investor. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Investor in connection with the transactions described herein, and the consummation of the transactions contemplated hereby and thereby, do not require the consent or approval of the partners of Investor or, to the knowledge of Investor, the consent or approval of any governmental authority, nor, to the knowledge of Investor, does the execution and delivery of this Agreement violate, in any way material to the transactions contemplated hereby, any contract or agreement to which Investor is a party or any governmental or judicial order, judgment, decree, statute, law, rule or regulation applicable to Investor, and this Agreement and all documents and other instruments to be executed and delivered by Investor in connection herewith constitute the legal, valid and binding obligations of Investor. Investor is not a party to, or bound by, any unexpired, undischarged or unsatisfied contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Investor according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by Investor, according to the terms of this Agreement, may be prohibited, prevented or delayed.


                                  ARTICLE VIII

                                  LIMITATIONS
                                  -----------

     SECTION 8.1  LIMITATIONS.  Except for the representations and warranties
                  -----------
set forth in Section 4.3 above (which shall survive the Closing until a date
             -----------
(the "LIMITATION DATE") which is twelve (12) months after the Closing Date) all representations and warranties shall survive the Closing without any time limit other than those limits imposed by the applicable statute of limitations or other similar laws. Notwithstanding the foregoing, Investor and/or Public Company shall have the right to commence or prosecute against the 3ECW Partners any claim for the breach of a representation or warranty under Section 4.3
                                                               -----------
relating to events or occurrences which occurred prior to the Limitation Date, provided such claim is actually filed no later than forty-five (45) days after the Limitation Date, and otherwise no action based thereon shall be commenced after the Closing Date. The representations and warranties of the parties made in this Agreement are personal to the other parties hereto and no Person other than a named party hereto shall be entitled to bring any action based thereon. The representations and warranties set forth above are further subject to the limitations of liability set forth in Section 11.1 hereof and Article 12 of the
                                      ------------
Transaction Agreement, which limitations are in addition to (and not in lieu of) the limitations set forth in this Agreement.


                                   ARTICLE IX

                                   COVENANTS

     SECTION 9.1  CONFIDENTIALITY.
                  ---------------

               (A) As used herein, "CONFIDENTIAL MATERIAL" means, with respect to any party hereto (the "PROVIDING PARTY"), all information, whether oral, written or otherwise, furnished to another party hereto (the "RECEIVING PARTY") or the Receiving Party's directors, officers, partners, Affiliates, employees or agents, or their respective representatives (collectively, "REPRESENTATIVES"), by the Providing Party and all reports, analyses, compilations, studies and other material prepared by the Receiving Party or its Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing, reflecting or based upon, in whole or in part, any such information. The term "CONFIDENTIAL MATERIAL" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement or (ii) is or becomes known or available to the Receiving Party on a nonconfidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the knowledge of the Receiving Party, prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal, fiduciary or other obligation.

               (B)  Subject to paragraph (c) below or except as required by
                               -------------
     applicable laws regulations or legal process as reasonably interpreted by Public Company, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby or evaluating, negotiating or advising with respect to such matters. Notwithstanding anything to the contrary herein, the Receiving Party has the right to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transactions and are informed by the Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section 9.1(b).
                                                    --------------
     Notwithstanding the foregoing, each of Public Company, Investor, and the 3ECW Partners, shall have the right to disclose such Confidential Material to its actual or proposed financing and capital sources and their respective representatives, provided that, prior to disclosing such information to such Persons, as the case may be, it advises such Persons of the confidential nature of such Confidential Information and causes to be affixed to such Confidential Information and requires that such Information be used only for the purposes specified by the parties hereto in connection with the transaction contemplated by this Agreement and/or the Transaction Agreement. In any event, the Receiving Party will be responsible for any actions by its Representatives (and any other Person to whom such Confidential Material is conveyed in accordance with the provisions hereof) which are not in accordance with the provisions hereof.

               (C) In the event that the Receiving Party, its Representatives or anyone to whom the Receiving Party or its Representatives supply the Confidential Material are requested (by oral questions, interrogatories, requests for information or documents, subpoena, civil or criminal investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal process) to disclose any Confidential Material, the Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

               (D) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prohibited by applicable laws, regulations or legal process, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same.


     SECTION 9.2  PUBLIC STATEMENTS.  Investor, Public Company and Rockmark
                  -----------------
Corporation shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and, except as shall be required by applicable law, none of the parties hereto shall issue any such press release or written public statement prior to review and approval by Investor, Public Company and Rockmark Corporation, it being understood that such approval will not be unreasonably withheld or delayed.


     SECTION 9.3  SURVIVAL.  The covenants in this Article IX shall survive the
                  --------                         ----------
Closing.

                                   ARTICLE X

                                    CLOSING
                                    -------

     SECTION 10.1  CLOSING DELIVERIES.
                   ------------------

     (A)  Closing.  As used herein, the term "CLOSING" shall mean the
          -------
consummation of all transactions contemplated in this Agreement as provided in subparagraphs (b) and (c) below, and the term "CLOSING DATE" shall mean the date
-----------------     ---
upon which the Closing occurs.

     (B)  Closing Deliveries of the 3ECW Partners.  On the date hereof, the 3ECW
          ---------------------------------------
Partners are delivering to Investor and Public Company, or have caused to be delivered to the Escrow Agent, the following:

               (i) An executed Tax Reporting Agreement substantially in the form attached hereto as Exhibit E;
                             ---------

               (ii) A Foreign Investment in Real Property Tax Act affidavit executed by each 3ECW Partner (it being understood that if any 3ECW Partner shall fail to provide the necessary affidavit and/or documentation, Public Company may proceed with withholding provision as provided by law);

               (iii) Assignments to Investor of each 3ECW Partner's interest in 3ECW in the form annexed hereto as Exhibit F executed by each such 3ECW
                                        ---------
     Partner;

               (iv) Evidence of the organization (if other than an individual), existence (if other than an individual) and authority of each 3ECW Partner to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer or partners (if other than an individual) (together with an incumbency and signature certificate regarding the Person signing);

               (v)   The Investor Agreement executed by each 3ECW Partner;

               (vi) The Registration Rights Agreement executed by each 3ECW Partner;

               (vii) Additional documents, to the extent consistent with the provisions of this Agreement, that Investor, Public Company or the Title Company may reasonably request for the consummation of the transactions contemplated by this Agreement.

               (viii) a Representation Letter in the form attached hereto as
     Schedule 10.1(b)(ix) executed by each 3ECW Partner (of his or her duly authorized attorney-in-fact as evidenced by a copy of the relevant power of attorney attached thereto) indicating thereon that such 3ECW Partner is an "accredited investor."

     (C)  Closing Deliveries of Investor and/or Public Company.  On the date
          ----------------------------------------------------
hereof, Investor and/or Public Company are delivering to the 3ECW Partners, or have caused to be delivered to the Escrow Agent, the following:

               (i) Evidence of the organization, existence and authority of Public Company and Investor to enter into this Agreement and to consummate the transactions contemplated hereby, certified by an appropriate officer of Public Company or Investor, as appropriate (together with an incumbency and signature certificate regarding the officer(s) signing on their behalf);

               (ii)  The Registration Rights Agreement executed by Public
     Company;

               (iii) The Investor Agreement executed by Public Company and any other partner whose execution is required by Investor's Investor Agreement, reflecting the issuance to the 3ECW Partners of the Investor Preferred Units in accordance with Section 2.1;
                              -----------

               (iv) An executed Tax Reporting Agreement substantially in the form attached hereto as Exhibit E; and
                             ---------

               (v) Public Company and Investor shall deliver any additional documents, to the extent consistent with the provisions of this Agreement, that the other parties or the Title Company may reasonably request for the consummation of the transactions contemplated by this Agreement.

               (vi) Public Company shall deliver evidence reasonably satisfactory to Rockmark Corporation that Richard E. Salomon has been duly elected or appointed as a member of Public Company's Board of Directors.

     (D)  Waiver of Failure of Conditions Precedent.  By closing the
          -----------------------------------------
transactions contemplated by this Agreement, each party hereto shall be conclusively deemed to have waived the benefit of any remaining unfulfilled conditions precedent set forth in this Agreement and the Transaction Agreement.


     SECTION 10.2  3ECW CONTRIBUTION VALUE; ALLOCATIONS.  Investor, Public
                   ------------------------------------
Company and the 3ECW Partners each hereby agree that the aggregate value (the "3ECW CONTRIBUTION VALUE") to be paid by Investor for the Property shall equal
(i) an amount equal to $142.047 million (Gross Market Value of Three ECW), minus the Three ECW Existing Debt Balance subject to adjustment pursuant to
Section 10.3 below, multiplied by (ii) 37.9167% ( the 3ECW Partners' aggregate
                    ---------- --
percentage interest in 3ECW) (the"3ECW VALUE"),.


     SECTION 10.3  APPORTIONMENT CREDIT.  The 3ECW Contribution Value shall be
                   --------------------
adjusted to reflect the prorations and other adjustments pursuant to and as provided in Exhibit V of the Transaction Agreement.

     SECTION 10.4  DELAYED ADJUSTMENT.  Investor and Rockmark Corporation,
                   ------------------
acting on behalf of the 3ECW Partners, shall administer the provisions of
Exhibit V of the Transaction Agreement following the Closing based on the closing of 3ECW books for the month in which the Closing Date occurs. If, as a result of the Final Audit to be conducted pursuant to Exhibit V, the amount of an item listed in Exhibit V of the Transaction Agreement shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing), Investor and the 3ECW Partners shall adjust the Investor Preferred Units initially issued (proportionately to the Investor Preferred Units initially issued) by Investor delivering an amended schedule to the Investor Agreement as reasonably agreed to by Rockmark Corporation reflecting the corrected number of Investor Preferred Units issued to each 3ECW Partners in order to correct such error upon receipt of reasonable proof of such error, provided that such proof is delivered to the party from whom payment is requested as provided in Exhibit V. The correction of any such error shall be made effective as of the Closing Date and shall include the further payment by Investor, or repayment by the 3ECW Partners, of any distributions made by Investor in respect of the increase, or decrease, of the number of Investor Preferred Units initially held by any 3ECW Partners prior to such adjustment.


     SECTION 10.5  SURVIVABILITY.  The provisions of this Article 10 shall
                   -------------                          ----------
survive the Closing and not be merged therein for a period of six months after the closing or such longer period as may be necessary to complete to the Final Audit and make the adjustment described in Section 10.4.


     SECTION 10.6  CLOSING COSTS.  The parties shall bear certain closing costs
                   -------------
of the transaction contemplated hereby as set forth in Section 10.3 and Exhibit V of the Transaction Agreement. Any other Closing costs not covered herein or in Section 10.3 of the Transaction Agreement or Exhibit V of the Transaction
   ------------                                 ---------
Agreement shall be allocated between the parties in accordance with the local practice and custom in San Francisco, California.


                                   ARTICLE XI

                       BREACH, DEFAULT, LIABILITY LIMITS
                       ---------------------------------


     11.1  RIGHTS OF INVESTOR AND PUBLIC COMPANY.
           -------------------------------------

               (A) In the event of any claim, suit or other action against any of the 3ECW Partners pertaining to (a) this Agreement, any of the documents executed in connection herewith or any of the transactions contemplated hereby or thereby (including, without limitation, any and all indemnification obligations of any of the 3ECW Partners hereunder or thereunder) or (b) a breach by any of the 3ECW Partners of any of the terms or provisions of this Agreement or of any of the documents executed by the 3ECW Partners in connection with the matters contemplated in this Agreement (including, without limitation, the breach of any representation or warranty of the 3ECW Partners set forth herein or therein), Investor's and Public Company's sole remedy shall be an action for monetary damages;

     provided that, except for the breach of the representations and warranties
     -------- ----
     set forth in Sections 4.3(a), (b) and (c), Section 4.5, and Sections 5.3
                  ------------------------------------------     ------------
     and Section 5.4 above (which will not be subject to any limitation on the
     ---------------
     amount of such
     liability), and notwithstanding any provision to the contrary contained in this Agreement, the Transaction Agreement or in any other documents executed in connection herewith or therewith, (i) the maximum aggregate liability of the 3ECW Partners, and the maximum aggregate amount which may be awarded to and collected by Investor and Public Company or any other Person, with respect to any claim, suit or other action relating to a breach of a representation, covenant or indemnity of this Agreement, the Transaction Agreement or any other documents executed in connection herewith or therewith shall not exceed an amount equal to five percent (5%) of the 3ECW Contribution Value, and the liability of any 3ECW Partners shall not exceed an amount equal to (x) the 3ECW Partners' percentage interest in 3ECW immediately prior to the Closing, multiplied by
                                                        ---------- --
     (y) five percent (5%) of the 3ECW Contribution Value, and (ii) the maximum aggregate amount which may be awarded to and collected by Investor and Public Company with respect to any claim, suit or other action against any 3ECW Partners relating to 3ECW or their respective buildings shall not exceed an amount (each a "BUILDING MAXIMUM LIABILITY AMOUNT") equal to five percent (5%) of the 3ECW Contribution Value and with respect to any claim, suit or action relating to any such Building, the liability of any 3ECW Partners shall not exceed an amount equal to (x) the 3ECW Partners' percentage interest in 3ECW immediately prior to the Closing, multiplied by
                                                                   ---------- --
     (y) the Building Maximum Liability Amount for such breach. Notwithstanding the foregoing, the terms and provisions of this Section 11.1(a) are further
                                                     ---------------
     subject to the overall $43,000,000 limitation of liability set forth in

     Section 12.1.2 of the Transaction Agreement, it being acknowledged and
     --------------
     agreed that the maximum liability caps described hereinabove may be further reduced as a result of recoveries made by Investor, Public Company or their Affiliates in connection with the other transactions described in the Transaction Agreement in accordance with said Section 12.1.2 of the
                                                   --------------
     Transaction Agreement. Notwithstanding the foregoing, the parties hereto hereby acknowledge and agree that the foregoing limitations on the amount of liability (and any other cap on the liability of the Ventures or the Transferor Parties set forth in any other Transaction Document) does not apply to the breach of any of the representations and warranties set forth in Section 4.3 (a), (b) or (c), Section 4.5, Section 5.3 or Section 5.4
        ----------------------------------------- --------------------------
     hereof and any amount received with respect thereto shall not have the affect of reducing the maximum amount recoverable for other breaches which are subject to the limitations on the amount of liability under Section 11.1(a) hereof or Section 12.1.2 of the Transaction Agreement and that any monetary damages recoverable from an 3ECW Partners shall be recovered only from the particular 3ECW Partners solely responsible therefor in the case of a breach of a representation in Section 5.3 or 5.4 or from the 3ECW
                                        -----------------
     Partners severally, and not jointly, in the case of a breach of a representation in Section 4.3 (a), (b), or (c) in the ratio of each such partner's percentage interest in and to 3ECW immediately prior to the Closing .The terms and provisions of this Section 11.1 shall survive the
                                               ------------
     Closing and shall not be merged therein.

               (B) Except as provided in the last sentence of paragraph (b), Investor's and Public Company's sole recourse against the 3ECW Partners, individually and/or as a group, for liability assumed by, and for any indemnity of or breach of representation or warranty made by any of the 3ECW Partners shall be limited to the recovery by Investor and/or Public Company of Investor Preferred Units (and any Securities received in exchange therefor or upon conversion thereof) issued to such 3ECW Partners (severally in the ratio of each such 3ECW Partner's proportionate partnership interest in 3ECW on the Closing as provided in paragraph (b) above), and none of the 3ECW Partners shall have any personal
     -------------
     liability to pay any damages or other amounts in cash in respect thereof, except to the extent that any 3ECW Partners holds an insufficient amount of Investor Preferred Units and Securities to satisfy the claim or judgment, in which event such Person shall be obligated to pay any damages or other amounts not satisfied by the transfer of Investor Preferred Units or Securities in cash. The number of Investor Preferred Units or Shares recoverable from any 3ECW Partners in respect of any claim (or damages) to be satisfied by such Person as provided in this Agreement shall be determined on a full diluted basis as if converted by reference to the closing trading price of the Public Company's common shares on the date of payment of the damages or other amounts. Notwithstanding Section 11.1(a) and the foregoing provisions of this paragraph (b), each of the 3ECW Partners shall be singly, and not jointly, liable without limitation by recourse to his or its units or otherwise for a breach of his or its representation in Sections 5.3 or 5.4
                       -------------------

               (C) Investor shall promptly give Rockmark Corporation, as representative of the 3ECW Partners, notice of any claim made by any third party which would reasonably be expected to result in liability of the 3ECW Partners in respect of a breach of a representation made by them in this Agreement or otherwise and shall give the 3ECW Partners, acting through Rockmark Corporation as their attorney in fact, the opportunity to cure any alleged claim and to defend against and settle all such claims at their sole cost. The failure to give such notice, however, shall not relieve any 3ECW Partners of any liabilities hereunder to the extent that it is not materially prejudiced as a result thereof.


     11.2  RIGHTS OF 3ECW PARTNERS.  In the event of a breach by Investor or
           -----------------------
Public Company of any of the terms or provisions of this Agreement or any of the documents executed in connection herewith, the 3ECW Partners shall be entitled to pursue any and all rights and remedies at law or in equity available to such 3ECW Partners with respect to such breach; provided that, except for breaches of the representations and warranties set forth in Articles VI and VII (which will not be subject to any liability cap), and except as otherwise expressly provided in any other Transaction Document, the maximum aggregate liability of Investor and Public Company for any and all breaches of the representations and warranties of Investor and/or Public Company contained in any Transaction Document shall not exceed an amount equal to Forty-Three Million Dollars ($43,000,000) in the aggregate. The foregoing contractual limitation shall not constitute a waiver or release by the 3ECW Partners of their rights under Federal Securities Laws. The terms and provisions of this Section 11.2 shall
                                                           ------------
survive the Closing and shall not be merged therein.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     SECTION 12.1  EXPENSES.  Except as expressly set forth herein or in the
                   --------
Transaction Agreement, each party hereto shall bear its own costs and expenses with respect to the transactions contemplated hereby.

     SECTION 12.2  AMENDMENT.  This Agreement may be amended, modified or
                   ---------
supplemented but only in writing signed by each of the parties hereto.

     SECTION 12.3.  NOTICES.  Any notice, request, instruction or other document
                    -------
to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) three Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

               (A)  If to Public Company or Investor, addressed as follows:


                    Boston Properties, Inc.
                    8 Arlington Street
                    Boston, Massachusetts 02116-3495

                    Attention:  General Counsel
                    Facsimile:  617-421-1555
                    Telephone:  617-859-2600

                    with a copy to

                    Goulston & Storrs, P.C.
                    400 Atlantic Avenue
                    Boston, Massachusetts 02110-3333

                    Attention:  Eli Rubenstein, Esq.
                    Facsimile:  617-574-4112
                    Telephone:  617-482-1776

               (B)  If to 3ECW or the 3ECW Partners, addressed as follows:

                    Fedmark Corporation
                    30 Rockefeller Plaza, Room 5600
                    New York, New York 10112

                    Attention:  Richard E. Salomon
                    Telephone: (212) 903-1204
                    Facsimile:  (212) 424-1806
                    with a copy to:

                    Willkie Farr & Gallagher
                    787 Seventh Avenue
                    New York, New York 10019-6099

                    Attention:  Bruce M. Montgomerie
                    Telephone: (212) 728-8248
                    Facsimile:  (212) 728-8111


or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     SECTION 12.4  WAIVERS.  The failure of a party hereto at any time or times
                   -------
to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.


     SECTION 12.5  COUNTERPARTS.  This Agreement may be executed in
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     SECTION 12.6  INTERPRETATION.  The headings preceding the text of Articles
                   --------------
and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the term "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections, Exhibits or Schedules shall refer to those portions of this Agreement.


     SECTION 12.7  GOVERNING LAW.  THIS AGREEMENT SHALL BE  GOVERNED BY AND
                   -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


     SECTION 12.8  ASSIGNMENT.  This Agreement shall be binding upon and inure
                   ----------
to the benefit of the parties hereto and their respective successors and assigns. No assignment of any rights or obligations shall be made by any party without the written consent of each other party.


     SECTION 12.9  NO THIRD PARTY BENEFICIARIES.  This Agreement is solely for
                   ----------------------------
the benefit of the parties hereto and, to the extent provided herein, their respective Representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     SECTION 12.10 FURTHER ASSURANCES.  Upon reasonable request of any party,
                   ------------------
each other party will execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Investor of the Property and to issue the Investor Preferred Units and the Shares and to otherwise carry out the purposes of this Agreement.


     SECTION 12.11 SEVERABILITY.  If any provision of this Agreement shall be
                   ------------
held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.


     SECTION 12.12 REMEDIES CUMULATIVE.  The remedies provided in this Agreement
                   -------------------
shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.


     SECTION 12.13. ENTIRE UNDERSTANDING.  This Agreement, together with the
                    --------------------
other Transaction Documents, sets forth the entire agreement and understanding of the parties hereto with respect to the matters set forth herein and supersedes any and all prior agreements, arrangements and understandings among the parties.


     SECTION 12.14  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                    ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PERSON ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each party hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to any other party hereto, at its address provided in this Agreement, such service being hereby acknowledged by each party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.


     SECTION 12.15  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES TO THIS AGREEMENT
                    --------------------
HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each shall continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                              BOSTON PROPERTIES, INC.,
                              a Delaware corporation

                              By: /s/ Thomas J. O'Connor
                                 -------------------------------------
                              Name:  Thomas J. O'Connor
                              Title: Vice President


                              BOSTON PROPERTIES LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By:  BOSTON PROPERTIES, INC.,
                                   a Delaware corporation,
                                   its general partner

                              By: /s/ Thomas J. O'Connor
                                 -------------------------------------

                              By: /s/ William S. Wedge
                                 -------------------------------------
                              Name:  William S. Wedge
                              Title: Senior Vice President


                              THREE EMBARCADERO CENTER WEST

                              By:  FEDMARK CORPORATION,
                                    its General Partner

                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President

                              FEDMARK CORPORATION

                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President

                              ECW INVESTOR ASSOCIATES

                              By:  Rockmark Corporation, attorney-in-fact


                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President


                              EC HOLIDNGS, INC.

                              By:  /s/ [Signature Illegible]
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President

                              REALROCK I

                              By:  Rockmark Corporation, attorney-in-fact


                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President

                              David Rockefeller

                              By:  Rockmark Corporation, attorney-in-fact


                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon


                              Title: President

                              DR. & DESCENDANTS PARTNERSHIP

                              By:  Rockmark Corporation, attorney-in-fact


                              By:  /s/ Richard E. Salomon
                                  -------------------------------------
                              Name:  Richard E. Salomon
                              Title: President

                              One Embarcadero Center Venture

                              By:  PIC REALTY CORPORATION,
                                   a Delaware corporation


                                    By:   /s/ Gary L. Frazier
                                          -----------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                                    EMBARCADERO CENTER INVESTORS PARTNERSHIP, a California limited partnership


                              By:  ROCKMARK CORPORATION,
                                   a Delaware corporation,
                                   its Managing General Partner

                                    By:   /s/ Richard E. Salomon
                                          -----------------------------------
                                          Name:   Richard E. Salomon
                                          Title:  President


                              Three Embarcadero Center Venture


                              By:  THE PRUDENTIAL INSURANCE

                                    COMPANY OF AMERICA,
                                    a New Jersey corporation


                                    By:   /s/ Gary L. Frazier
                                          -----------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

                             EMBARCADERO CENTER INVESTORS PARTNERSHIP, a California limited partnership


                             By:  ROCKMARK CORPORATION,
                                  a Delaware corporation,
                                  its Managing General Partner


                                  By: /s/ Richard E. Salomon
                                     ----------------------------------
                                  Name:  Richard E. Salomon
                                  Title:  President



                             Four Embarcadero Center Venture


                             By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

                             By:   /s/ Gary L. Frazier
                                   ----------------------------------
                             Name:
                                   ----------------------------------
                             Title:
                                   ----------------------------------


                             EMBARCADERO CENTER INVESTORS PARTNERSHIP, a California limited partnership

                             By:  ROCKMARK CORPORATION,
                                  a Delaware corporation,
                                  its Managing General Partner



                             By:   /s/ Richard E. Salomon
                                   ----------------------------------
                                   Name:  Richard E. Salomon
                                   Title: President

                                    ECW CLAYMARK INVESTORS

                                    By:  Rockmark Corporation, attorney-in-fact


                                    Name:  Richard E. Salomon
                                    Title:    President

                                    WR TRUST

                                    By:  Rockmark Corporation, attorney-in-fact


                                    Name:  Richard E. Salomon
                                    Title:    President

                                    PORTMAN FAMILY TRUST

                                    By: /s/ John C. Portman III
                                        ----------------------------
                                    Name:
                                    Title:

                                    By: /s/ John C. Portman, Jr.
                                        ----------------------------

                                    By: /s/ Joan N. Portman
                                        ----------------------------